Exhibit q(ii)

                                POWER OF ATTORNEY


STATE OF:         TEXAS
COUNTY OF:        BEXAR

     Know all men by these presents that the undersigned Treasurer of USAA INVESTMENT TRUST, a Massachusetts business trust, (the "Trust"), constitutes and appoints Christopher W. Claus, Clifford A. Gladson, and Mark S. Howard, and each of them, as her true and lawful attorney-in-fact and agent, with full power of substitution, for her and in her name, place and stead, in any and all capacities to sign registration statements in her capacity as the Treasurer of the Company on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all
exhibits,   instruments,   and  other  documents  necessary  or  appropriate  in
connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.




/s/ Debra K. Dunn                                   7/8/05
--------------------------------------          ---------------------------
Debra K. Dunn                                     Date
Treasurer (Principal Financial and
Accounting Officer)


     On this 8th day of July, 2005, before me, Patricia M. McClain, the undersigned Notary Public, personally appeared Debra K. Dunn, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that she executed it.

WITNESS my hand and official seal

                                                     /s/ Patricia M. McClain
My Commission Expires:                            -----------------------------
                                                   Notary Public
8-17-2007                                          State of Texas
------------------------


===========================
   PATRICIA M. McCLAIN
     Notary Public
     STATE OF TEXAS
 My Comm. Exp. 08-17-2007
===========================